U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 1, 2007

Triton Petroleum Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-49950	98-0232018
(Commission File No.)	(IRS Employer Identification No.)

c/o Alpha Corporate Advisors, LLC
68 South Service Road
Suite 100
Melville, NY 11747
Phone - 631-577-4088
 (Address and telephone number of principal executive offices and place of business)

 (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.02	Termination of Material Definitive Agreement

The Registrant previously filed a Current Report on Form 8-K advising of the entry on March 1, 2007, of a Sale Agreement, dated as of February 15, 2007, with Hyperion Holdings LLC, whereby the Registrant sold its operating subsidiary APPC Oil, Inc.

Subsequent to the entry into the Agreement set forth, the Company and Hyperion Holdings LLC have agreed to rescind the Sale Agreement and operate the subsidiary as part of the Registrant.

Furthermore, despite being included on the Exhibit to the Current Report on Form 8-K filed by Registrant, Adam Barnett has never been officer or director with Hyperion Holdings LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 19, 2007

Triton Petroleum Group, Inc.

By:	James W. Zimbler
James W. Zimbler, Interim President